EXHIBIT 10.1
                                                                    ------------

                                    FORM OF
                AMENDMENT #2 TO CREDIT AND SECURITY AGREEMENT AND
                           AMENDMENT #1 TO FEE LETTERS

                        THIS AMENDMENT #2 TO CREDIT AND SECURITY AGREEMENT AND AMENDMENT #1 TO FEE LETTERS (this "AMENDMENT") is entered into by the undersigned parties as of August 15, 2003 with respect to:

                        (1) the Credit and Security Agreement dated as of August 16, 2002 (the "CREDIT AND SECURITY AGREEMENT") by and among Boston
Scientific Funding Corporation, a Delaware corporation ("BORROWER"), Boston Scientific Corporation, a Delaware corporation, as initial Servicer, Blue Ridge Asset Funding Corporation, a Delaware corporation ("BLUE RIDGE"), Victory Receivables Corporation, a Delaware corporation ("VICTORY"), The Bank of Tokyo-Mitsubishi Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Wachovia Bank, National Association, individually as a Liquidity Bank, as Blue Ridge Agent and as Administrative Agent, as amended from time to time, and

                        (2) each of the Fee Letters described in the Credit and Security Agreement.

UNLESS DEFINED ELSEWHERE HEREIN, CAPITALIZED TERMS USED IN THIS AMENDMENT SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN THE CREDIT AND SECURITY AGREEMENT.

                                    RECITALS
                                    --------

                        WHEREAS, the Borrower, the initial Servicer, Victory, Blue Ridge, The Bank of Tokyo-Mitsubishi Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Wachovia Bank, National Association, individually, as a Liquidity Bank, as Blue Ridge Agent and as Administrative Agent entered into the Credit and Security Agreement; and

                        WHEREAS, the Borrower has requested that the Agents amend the Credit and Security Agreement.

                        NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                        1. AMENDMENTS.

                        (a) The following two definitions in the Credit and Security Agreement are hereby amended and restated in their entirety to read, respectively, as follows:

                                    "REGULATORY CHANGE" means any change after
            the date of this Agreement in United States (federal, state or municipal) or foreign laws, regulations (including Regulation D) or accounting principles or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks (including the Liquidity Banks) of or under any United States (federal, state or municipal) or foreign laws, regulations (whether or not having the force of law) or accounting principles by any court, governmental or monetary authority, or accounting board or authority (whether or not part of government) charged with the

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            establishment, interpretation or administration thereof. For the avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute a Regulatory Change.

                                    "SCHEDULED TERMINATION DATE" means, as to
            each Liquidity Bank, the earlier to occur of August 13, 2004 and the date on which its Liquidity Commitment terminates in accordance with the Liquidity Agreement to which it is a party, in either of the foregoing cases, unless extended by agreement of such Liquidity Bank in accordance with Section 1.8.

                        (b) The "PROGRAM FEE" (under and as defined in each of the Fee Letters) is computed is hereby reduced by 5 basis points PER ANNUM.

                        2. CONDITIONS PRECEDENT TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the conditions precedent that the Agents shall have received counterparts hereof duly executed by each of the parties to the Credit and Security Agreement and Fee Letters.

                        3. SCOPE OF AMENDMENT. Except as expressly amended hereby, each of the Fee Letters and the Credit and Security Agreement remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Fee Letters or the Credit and Security Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                        4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                        5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]


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

                        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.



                                BOSTON SCIENTIFIC FUNDING CORPORATION

                                By:
                                   ---------------------------------------------
                                Name: Milan Kofol
                                Title: Vice President, Treasurer



                                BOSTON SCIENTIFIC CORPORATION, AS SERVICER

                                By:
                                   ---------------------------------------------
                                Name: Milan Kofol
                                Title: Vice President, Treasurer & Investor
                                        Relations








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

                                BLUE RIDGE ASSET FUNDING CORPORATION

                                BY:  WACHOVIA CAPITAL MARKETS, LLC, ITS
                                      ATTORNEY-IN-FACT


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:


                                WACHOVIA BANK, NATIONAL ASSOCIATION,
                                individually as a Liquidity Bank, as Blue Ridge Agent and as Administrative Agent


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:


                                VICTORY RECEIVABLES CORPORATION


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:


                                THE BANK OF TOKYO-MITSUBISHI LTD., NEW YORK
                                BRANCH, as a Liquidity Bank and as Victory Agent

                                By:
                                   ---------------------------------------------
                                Name:
                                Title:



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